                               POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Christopher M.R. Phillips, Glenn P. Dickes and Joram C. Salig or any of them, each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, in connection with the Panavision Inc. (the "Corpora tion") Registration Statement on Form S-1 or Form S-4, as applicable (the "Reg istration Statement") under the Securities Act of 1933, as amended (the "Securities Act"), including, without limiting the generality of the foregoing, to sign the Regis tration Statement in the name and on behalf of the Corporation or on behalf of the undersigned as a director or officer of the Corporation, to sign any amendments and supplements relating thereto (including post-effective amendments) under the Securi ties Act and to sign any instrument, contract, document or other writing of or in con nection with the Registration Statement and any amendments and supplements thereto (including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, including this power of attor ney, with the Securities and Exchange Commission and any applicable securities ex change or securities self-regulatory body, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and con firming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS HEREOF, the undersigned has signed these presents this 17th day of July, 1998.



                                               /s/ Jeffrey J. Marcketta
                                               ----------------------------
                                               Jeffrey J. Marcketta